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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported) May 21, 2007 (May 17, 2007)




                         WESTERN POWER & EQUIPMENT CORP.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                   0-26230                      91-1688446
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(State or Other Jurisdiction      (Commission                  (IRS Employer
     of Incorporation)            File Number)               Identification No.)



                  6407-B N.E. 117TH AVENUE, VANCOUVER, WA 98662
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               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code (360) 253-2346




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM
ACT OF 1995:

         This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Western Power & Equipment Corp. (the "Company"). All readers are encouraged to review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.



ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         See Item 2.01 below. The Company entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), a form of which is attached hereto as Exhibit 10.1, with Yukon Equipment, Inc. on May 18, 2007 for an aggregate purchase price of $12,172,845.

         Prior to the entry into the Asset Purchase Agreement (as described below), there was no material relationship between the Company and the purchaser (the "Purchaser") under Asset Purchase Agreement.



ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         Pursuant to the terms of the Asset Purchase Agreement, the Company sold certain assets of the Company, described in detail in the Asset Purchase Agreement, to Yukon Equipment, Inc., on May 18, 2006 (the "Closing Date").

         The Company will use one hundred percent (100%) of the sale proceeds to repay debt securing such assets and to partially prepay its credit facility from several institutional lenders under the terms of a Second Amendment and Waiver Agreement, entered into with each such lender, a form of which is attached hereto as Exhibit 10.2.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)      EXHIBITS

10.1     Asset Purchase Agreement

10.2     Second Amendment and Waiver Agreement
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   May 21, 2007                   WESTERN POWER & EQUIPMENT CORP.



                                        By: /s/ Mark J. Wright
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                                        Name:  Mark J. Wright
                                        Title: Chief Financial Officer